EXHIBIT 10.4


                                PLEDGE AGREEMENT
                                ----------------

            PLEDGE AGREEMENT, dated as of April 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), made by Sagent Technology, Inc., a Delaware corporation with its principal executive offices at 800 West El Camino Real, Suite 300, Mountain View, California 94040 (the "Company"), in favor of Group I Software, Inc., a Delaware corporation with its principal executive offices at 4200 Parliament Place, Suite 600, Lanham, Maryland, 20706 (the "Lender"). Except as otherwise defined herein, terms used herein and defined in the Purchase Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

            WHEREAS, the Company and the Lender have entered into a Note Purchase Agreement, dated as of April 15, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), providing for the making of certain loans in the amount of up to $7,000,000 (the "Loans");

            WHEREAS, it is a condition precedent to the making of the Loans under the Purchase Agreement that the Company shall have executed and delivered to the Lender this Agreement;

            WHEREAS, the Company desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the benefits accruing to the Company, the receipt and sufficiency of which are hereby acknowledged, the Company hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:

            1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Company for the benefit of the Lender to secure:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Company, now existing or hereafter incurred under, arising out of or in connection with any Transaction Document (as defined in the Purchase Agreement) to which the Company is a party and the due performance of and compliance by the Company with the terms of each such Transaction Document (all such obligations and liabilities under this clause (i), being herein collectively called the "Transaction Document Obligations");

            (ii) any and all sums advanced by the Lender in order to preserve the Collateral and/or its security interest therein;

            (iii) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Lender of its rights hereunder, together with reasonable attorneys' fees and court costs; and

            (iv) all amounts paid by the Lender as to which the Lender has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the "Obligations."

            2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. (a) As used herein,
(i) the term "Stock" shall mean (x) all of the issued and outstanding shares of stock of any corporation (including a corporation that is not organized under the laws of the United States or any State or territory thereof (a "Foreign Corporation")) at any time directly owned by the Company, and (y) all of the voting and/or economic membership interests of an entity which is a limited liability company, partnership or other unincorporated entity at any time directly owned by the Company; (ii) the term "Notes" shall mean all promissory notes at any time issued to, payable to or to the order of, or held by, the Company; provided, however, that the term "Notes" shall not mean the promissory notes that were issued to the Company by former employees of the Company; and
(iii) the term "Securities" shall mean the collective reference to the Stock and Notes.

            (b) The Company represents and warrants that as of the date hereof:
(a) each Subsidiary (as defined in the Purchase Agreement) of the Company is listed on Annex A hereto; (b) the Stock held by the Company consists of the number and type of shares of Stock as described in Annex B hereto; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing company as set forth in Annex B hereto; (d) the Notes held by the Company consist of the promissory notes described in Annex C hereto; (e) the Company is the holder of record and sole beneficial owner of the Company's Stock and Notes and there exist no options or preemptive rights in respect of any of the Stock; and (f) on the date hereof, the Company owns or possesses no other Securities except as described on Annexes B and C hereto.

            (c) All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes," all Pledged Stock and Pledged Notes together are called the "Pledged Securities"; and the Pledged Securities, together with all proceeds thereof, including any securities and moneys received and at the time held by the Lender hereunder, are hereinafter called the "Collateral."

            (d) The Company has no Subsidiary which is a Foreign Corporation and has operations or assets material to the business, operations or financial condition of the Company (each such Subsidiary, a "Material Foreign Subsidiary") other than as set forth on Annex A hereto.

            3. PLEDGE OF SECURITIES, ETC.

            3.1 Pledge. To secure the prompt and complete payment and performance when due of all of the Obligations and for the purposes set forth in
Section 1, the Company hereby: (i) grants to the Lender for the benefit of the Lender a continuing security interest of first priority in all of the Collateral owned by the Company; provided that the Company shall only grant a security interest hereunder in 65% of the Stock of each Material Foreign Subsidiary and the Company shall not be required to grant any security interest in any other Foreign Corporation; (ii) pledges and deposits as security with the Lender for the benefit of the Lender the Securities (as limited by clause (i) in the case of Securities representing interests in Material Foreign Subsidiaries) owned by the Company on the date hereof, if any, and delivers to the Lender certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by the Company (and accompanied by any transfer tax stamps required in connection with the pledge of such securities) in the case of Stock, or such other instruments of transfer as are acceptable to the Lender; provided, with respect to such certificates or instruments of Sagent France, S.A., Sagent Technology GmbH and Sagent UK Ltd., the Company shall deliver such instruments or certificates, to the extent such Securities can be certificated under applicable law, as the case may be, within fifteen (15) days from the date hereof, and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Lender all of the Company's right, title and interest in and to such Securities (and in and to the certificates or instruments evidencing such Securities), to be held by the Lender, upon the terms and conditions set forth in this Agreement.

            3.2 Subsequently Acquired Securities. If the Company shall acquire (by purchase, stock dividend or otherwise) any additional Securities (other than Foreign Corporations which are not Material Foreign Subsidiaries) at any time or from time to time after the date hereof, the Company will forthwith pledge and deliver such Securities (or certificates or instruments representing such Securities) as security to the Lender and deliver to the Lender certificates or instruments thereof, in the case of Notes, duly endorsed in blank, and in the case of Stock, accompanied by undated stock powers duly executed in blank by the Company (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities), or such other instruments of transfer as are reasonably acceptable to the Lender, and will promptly thereafter deliver to the Lender a certificate executed by an Authorized Officer of the Company describing such Securities and certifying that the same have been duly pledged with the Lender pursuant to the terms and conditions of this Agreement. The Company shall not be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock entitled to vote of any Foreign Corporation.

            3.3 Uncertificated Securities, Security Entitlements and Partnership Interests. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Securities (whether now owned or hereafter acquired) are uncertificated securities or security entitlements, the Company shall promptly notify the Lender thereof, and shall promptly take all actions reasonably required to perfect the security interest of the Lender under applicable law (including, in any event, under Sections 9-312 and 8-106(c) or (d) of the Uniform Commercial Code if applicable). The Company further agrees to take such actions as are reasonably necessary or desirable to effect the foregoing and to permit the Lender to exercise any of its rights and remedies hereunder.

            3.4 Pledge of Foreign Subsidiaries. Notwithstanding anything in this Agreement to the contrary, the Company shall not incur, and the Lender shall be solely responsible for, any costs and expenses, including attorneys fees, incurred by either the Company or the Lender to obtain or perfect a security interest or pledge in the Stock of any Foreign Corporation under the laws of any jurisdiction outside of the United States. The Company shall reasonably cooperate with the Lender as reasonably necessary to effect any such security interest or pledge, but failure of the Lender to obtain or perfect any such security interest or pledge in any jurisdiction outside of the United States shall not be a default or Event of Default under this Agreement or any other Transaction Document.

            4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Lender shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Lender) in the name of the Company, endorsed or assigned in blank or, following an Event of Default which is continuing, in favor of the Lender or any nominee or nominees of the Lender or a sub-agent appointed by the Lender.

            5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing, the Company shall be entitled to exercise all voting rights attaching to any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in a breach of any covenant contained in, or be materially inconsistent with, any of the terms of this Agreement, the Purchase Agreement or any other Transaction Document, or which would have the effect of materially impairing the value of the Collateral or any part thereof or the position or interests of the Lender or any other Lender therein. All such rights of a Company to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing and Section 7 hereof shall become applicable.

            6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends or other amounts payable in respect of the Pledged Securities shall be paid to the Company. The Lender shall also be entitled to receive directly, and to hold as part of the Collateral:

            (i) all other or additional stock, or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

            (ii) all other or additional stock or other securities or property (including cash paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

            (iii) all other or additional stock or other securities or property (including cash which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization), in each case other than any stock of a Foreign Corporation which does not constitute Stock. All dividends, distributions or other payments which are received by the Company contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Lender and shall be forthwith be delivered to the Lender as Collateral in the same form as so received (with any necessary endorsement).

            7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Lender shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Transaction Document or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code, and the Lender shall be entitled, without limitation, to exercise any or all of the following rights, which the Company hereby agrees to be commercially reasonable:

            (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to the Company;

            (ii) to transfer all or any part of the Collateral into the Lender's name or the name of its nominee or nominees;

            (iii) to accelerate any Pledged Note as and when it may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

            (iv) to vote all or any part of the Pledged Stock (in each case whether or not transferred into the name of the Lender) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Company, with full power of substitution to do so); and

            (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance or advertisement or otherwise (all of which are hereby waived by the Company) or to redeem, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Lender in its reasonable discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Company. The Lender shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of the Company, and the Company hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Lender may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Lender shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

            8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Lender provided for in this Agreement or any other Transaction Document, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Lender or any other Lender of any one or more of the rights, powers or remedies provided for in this Agreement or any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Lender or any other Lender of all such other rights, powers or remedies, and no failure or delay on the part of the Lender to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Transaction Documents, no notice to or demand on the Company in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Lender or any other Lender to any other further action in any circumstances without demand or notice. The Lender agrees that this Agreement may be enforced only by the action of the Lender.

            9. APPLICATION OF PROCEEDS. It is understood and agreed that the Company shall remain liable to the extent of any deficiency between (x) the amount of the Obligations satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of such Obligations.

            10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Lender hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Lender or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Lender or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            11. INDEMNITY. The Company agrees to indemnify and hold harmless the Lender as set forth in the Note. In no event shall the Lender be liable, in the absence of negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof.

            12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Subject to Section
3.4 hereof, the Company agrees that it will join with the Lender in executing and, at the Company's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Lender may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Lender's security interest in the Collateral hereunder and hereby authorizes the Lender to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Company where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Lender such additional conveyances, assignments, agreements and instruments as the Lender may reasonably require or reasonably deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Lender its rights, powers and remedies hereunder or thereunder.

            (b) The Company hereby appoints the Lender the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, to act from time to time after the occurrence and during the continuance of an Event of Default in the Lender's reasonable discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement.

            13. TRANSFER BY THE COMPANY. The Company will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein except in accordance with the terms of this Agreement, the Purchase Agreement and the other Transaction Documents.

            14. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. (a) The Company represents, warrants and covenants that:

            (i) it is, or at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (or will have) good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the Permitted Liens;

            (ii) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement;

            (iii) all the shares of the Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights; and

            (iv) to its knowledge, each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (b) The Company covenants and agrees that it will take all commercially reasonable steps to defend the Lender's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever (other than the Lender or any Affiliate of the Lender), except to the extent that the Board of Directors of the Company determines that the value of such Security is immaterial in light of the costs of defense or such action is not otherwise in the best interests of the Company; and the Company covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Lender as Collateral hereunder and will likewise take all reasonable steps to defend the right thereto and security interest therein of the Lender and the other Lender, except to the extent that the Board of Directors of the Company determines that the value of such Security is immaterial in light of the costs of defense or such action is not otherwise in the best interests of the Company.

            (c) The Company covenants and agrees that it will take no action in connection with this Agreement which would violate or be inconsistent with any of the terms of any Transaction Document, or which would have the effect of impairing the position or interests of the Lender or any other Lender under any Transaction Document except as permitted by the Purchase Agreement or any other Transaction Document.

            15. COMPANY'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Company under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

            (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Transaction Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

            (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

            (iii) any furnishing of any additional security to the Lender or its assignee or any acceptance thereof or any release of any security by the Lender or its assignee;

            (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

            (v) except to the extent required by mandatory controlling provisions of law, any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company or any Subsidiary of the Company, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Company shall have notice or knowledge of any of the foregoing.

            16. NOTICES, ETC. Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing and otherwise in accordance with the terms and provisions of the Purchase Agreement.

            17. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be amended, changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Lender.

            18. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination by the Lender, (ii) be binding upon the Company, its successors and assigns, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender, and its respective successors, transferees and assigns. This Agreement shall be construed in accordance with and governed by the law of the State of California. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

            19. WAIVER OF JURY TRIAL. The Company hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

            20. RECOURSE. This Agreement is made with full recourse to the Company and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Company contained herein and in the other Transaction Documents and otherwise in writing in connection herewith or therewith.

            IN WITNESS WHEREOF, the Company and the Lender have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                       GROUP 1 SOFTWARE, INC.



                                       By: /s/ Mark D. Funston
                                           -----------------------------------
                                           Name:   Mark D. Funston
                                           Title:  Chief Executive Officer


                                       SAGENT TECHNOLOGY, INC.



                                       By: /s/ Andre Boisvert
                                           -----------------------------------
                                           Name:   Andre Boisvert
                                           Title:  Chairman and CEO

                                                                         ANNEX A
                                                                Pledge Agreement

                              LIST OF SUBSIDIARIES
                              --------------------

Domestic Subsidiaries
---------------------

Qualitative Marketing Software, Inc., a Delaware corporation

Material Foreign Subsidiaries
-----------------------------

Sagent Technology Japan KK

Sagent France, S.A.

Sagent Technology GmbH

Sagent UK Ltd.

Foreign Subsidiaries
--------------------

Sagent (Asia Pacific) Pte. Ltd.

Sagent Technology Australia

Sagent Benelux Region

Sagent Technology (Canada), Inc.

Sagent de Mexico

                                                                         ANNEX B
                                                                Pledge Agreement



                                  LIST OF STOCK
                                  -------------

Sagent Technology, Inc. owns 1,000 shares of Qualitative Marketing Software, Inc. common stock which constitutes a 100% ownership interest of such company.

Sagent Technology, Inc. owns 200 shares of Sagent Technology Japan KK common stock which constitutes a 100% ownership interest of such company.

Sagent Technology, Inc. owns equity securities of Sagent (Asia Pacific) Pte. Ltd. which constitute a 100% ownership interest of such company.

Sagent Technology, Inc. owns equity securities of Sagent Technology Australia which constitute a 100% ownership interest of such company.

Sagent Technology, Inc. owns equity securities of Sagent Benelux Region which constitute a 100% ownership interest of such company.

Sagent Technology, Inc. owns equity securities of Sagent Technology (Canada), Inc. which constitute a 100% ownership interest of such company.

Sagent Technology, Inc. owns equity securities of Sagent France, S.A. which constitute a 100% ownership interest of such company.

Sagent Technology, Inc. owns equity securities of Sagent Technology GmbH which constitute a 100% ownership interest of such company.

Sagent Technology, Inc. owns equity securities of Sagent de Mexico which constitute a 100% ownership interest of such company.

Sagent Technology, Inc. owns equity securities of Sagent UK Ltd. which constitute a 100% ownership interest of such company.

Sagent Technology, Inc. owns equity securities of Responsys, Inc. which constitute a 0.1699% ownership interest of such company.

                                                                         ANNEX C
                                                                Pledge Agreement

                                  LIST OF NOTES
                                  -------------

Intercompany Revolving Credit Note by and between the Company and Sagent Technology Japan KK dated November 4, 2002.